UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/21/2004

GREATER BAY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-25034

CA	77-0387041
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2860 West Bayshore Road, Palo Alto, CA 94303
(Address of Principal Executive Offices, Including Zip Code)

650-813-8200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On December 21,2004, the Board of Directors of Greater Bay Bancorp (the "Company") amended and restated the following employee benefit plans, to become effective January 1, 2005:

(a)        Severance Plan I;

(b)        Severance Plan II;
(c)        Change in Control Pay Plan I; and
(d)        Change in Control Pay Plan II

Severance Plan I and Severance Plan II provide severance benefits to eligible employees in the event their employment is terminated as a result of a "Layoff" as that term is defined in the plan. The amount of the benefits varies depending on the employee's position and years of service with the Company. Severance Plan I applies to employees of "Member Companies" (as defined in such plan) at the Senior Management Council level and below. Severance Plan II applies to employees of Member Companies (as defined in such plan) who are members of the Company's Managing Committee. Amendments to both plans were made to reflect the Company's current organizational structure, to reduce the payments for eligible employees from the levels in the former plans and to conform certain provisions to changes in applicable law.

Change in Control Pay Plan I and Change in Pay Plan II provide severance benefits to eligible employees in the event their employment is terminated upon the occurrence of a "Change in Control" (as defined in such plans). The amount of the benefits varies depending on the employee's position with the Company. Change in Control Pay Plan I applies to employees of "Member Companies" (as defined in such plan) at the Senior Management Council level and below. Change in Control Pay Plan II applies to employees of Member Companies (as defined in such plan) who are members of the Company's Managing Committee. Amendments to both plans were made to reflect the Company's current organizational structure and to conform certain provisions to changes in applicable law.

Item 9.01.    Financial Statements and Exhibits

10.1        Severance Plan I (amended and restated effective January 1, 2005)
10.2        Severance Plan II (amended and restated effective January 1, 2005) (1)
10.3        Change in Control Pay Plan I (amended and restated effective January 1, 2005)
10.4        Change in Control Pay Plan II (amended and restated effective January 1, 2005) (1)
__________________
(1)        Represents executive compensation plans and arrangements.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: December 27, 2004.	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Severance Plan I (amended and restated effective January 1, 2005)
EX-10.2	Severance Plan II (amended and restated effective January 1, 2005)
EX-10.3	Change in Control Pay Plan I (amended and restated effective January 1, 2005)
EX-10.4	Change in Control Pay Plan II (amended and restated effective January 1, 2005)